                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 1999

                HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    333-44299                 36-4202202
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
       Incorporation)                                     Identification Number)

                      -------------------------------------

                             500 West Monroe Street
                                Chicago, IL 60661
                          (principal executive offices)
                                 (312) 441-7000

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 27, 1999, a single series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 1999 PH-1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of May 1, 1999 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Heller Financial Commercial Mortgage Asset Corp. (the "Depositor") as depositor, First Union National Bank, as Master Servicer, Lennar Partners, Inc., as Special Servicer, LaSalle Bank National Association, as Trustee and ABN Amro Bank N.V., as fiscal agent. The Certificates consist of eighteen classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class X Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 190 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on May 1, 1999 (the "Cut-off Date"), an aggregate principal balance of $1,009,736,304, after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

         The Class A-1 Certificates have an initial Class Principal Balance of $204,000,000. The Class A-2 Certificates have an initial Class Principal Balance of $535,631,000. The Class X

Certificates have an initial Class X Notional Amount of $1,009,736,304. The Class B Certificates have an initial Class Principal Balance of $22,719,000. The Class C Certificates have an initial Class Principal Balance of $20,195,000. The Class D Certificates have an initial Class Principal Balance of $53,011,000. The Class E Certificates have an initial Class Principal Balance of $12,622,000. The Class F Certificates have an initial Class Principal Balance of $37,865,000. The Class G Certificates have an initial Class Principal Balance of $17,670,000. The Class H Certificates have an initial Class Principal Balance of $35,341,000. The Class J Certificates have an initial Class Principal Balance of $20,195,000. The Class K Certificates have an initial Class Principal Balance of $7,573,000. The Class L Certificates have an initial Class Principal Balance of $15,146,000. The Class M Certificates have an initial Class Principal Balance of $7,573,000. The Class N Certificates have an initial Class Principal Balance of $20,195,304. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Business Acquired Not applicable.

         (b) Pro Forma Financial Information Not applicable.

         (c) Exhibits.

                Exhibit No.
                of Item 601 of
Exhibit No.     Regulation S-K     Description
-----------     --------------     -----------

4.1             4                  Pooling and Servicing Agreement dated as of
                                   May 1, 1999 among Heller Financial Commercial
                                   Mortgage Asset Corp. as Depositor, First
                                   Union National Bank, as Master Servicer,
                                   Lennar Partners, Inc., as Special Servicer,
                                   LaSalle Bank National Association, as
                                   Trustee, and ABN Amro Bank N.V., as Fiscal
                                   Agent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 15, 1999

HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.


By: /s/ Robert S. Kukulka
    --------------------------------
    Name:  Robert S. Kukulka
    Title: Senior Vice President